SCHEDULE

TO THE

MASTER AGREEMENT

DATED AS OF

July 10, 2007,

between

THE ROYAL BANK OF SCOTLAND PLC

Established as a bank under the laws of Scotland

(“Party A”)

and

WELLS FARGO BANK, N.A., not individually, but solely as trustee (the “Trustee”) with respect to the supplemental interest trust (the “Supplemental Interest Trust”) for Home Equity Loan Trust 2007-FRE1,

a New York common law trust

(“Party B”)

Part 1

Termination Provisions.

(a)

“Specified Entity” means (i) in relation to Party A for all purposes of the Agreement:  None;

and (ii) in relation to Party B for all purposes of the Agreement:  None.

(b)

The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word “third” with the word “second”.

(c)

The “Breach of Agreement” provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party B.

(d)

The “Credit Support Default” provisions of Section 5(a)(iii) of the Agreement will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex specified as a Credit Support Document with respect to Party A.  Notwithstanding Sections 5(a)(i) and 5(a)(iii), and without prejudice to any Event of Default resulting from Party A’s failure to post collateral in accordance with the criteria of any Rating Agency other than Moody’s, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex to this Agreement shall not be an Event of Default unless (A) a Moody’s Second Rating Trigger Event has occurred and at least 30 Local Business Days have elapsed since such Moody’s Second Rating Trigger Event has occurred and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(e)

The “Misrepresentation” provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party B.

(f)

The “Default Under Specified Transaction” provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and will be inapplicable to Party B.

(g)

The “Cross Default” provisions of Section 5(a)(vi) of the Agreement will apply to Party A with a Threshold Amount of 3% of the shareholder’s equity of Party A as shown on its most recent annual audited financial statements

The “Cross Default” provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party B.

(h)

The “Bankruptcy” provision of Section 5(a)(vii) of the Agreement will be applicable to Party A and to Party B, subject to the following modifications with respect to Party B:

(i)

Section 5(a)(vii)(2), (7) and (9) shall not apply.

(ii)

Section 5(a)(vii)(3) shall not apply in respect of Party B to the extent it refers to any assignment, arrangement or composition that is effected by or pursuant to the Pooling and Servicing Agreement.

(iii)

Section 5(a)(vii)(4) shall not apply to the extent that it refers to proceedings or petitions instituted or presented by Party A or its affiliates.

(iv)

Section 5(a)(vii)(6) shall not apply to Party B to the extent that it refers to (x) any appointment that is effected by or pursuant to the Pooling and Servicing Agreement or (y) any appointment that Party B has not become subject to.  For purposes of clause (x) in the preceding sentence, the only appointments effected by or pursuant to the Pooling and Servicing Agreement are the appointments of (i) The Bank of New York, as the trustee to the Home Equity Loan Trust 2007-FRE1, (ii) Wells Fargo Bank, N.A., as securities administrator, and as the Trustee to the Supplemental Interest Trust and  (iii) in each case, any successor thereto that is appointed in accordance with the Pooling and Servicing Agreement.

(v)

Section 5(a)(vii)(8) shall apply to Party B only to the extent that it applies to Section 5(a)(vii)(1), (3), (4), (5) and (6), as amended in this Part 1(h).

(i)

The “Merger without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(j)

The “Tax Event” provisions of Section 5(b)(ii) shall apply, provided that the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” shall be deleted.

(k)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(l)

The “Automatic Early Termination” provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

(m)

Payments on Early Termination.

(i)

For the purpose of Section 6(e) of the Agreement:

(A)

Market Quotation will apply; and

(B)

The Second Method will apply.

(ii)

Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the sole Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (A) to (F) below shall apply:

(A)

The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

““Market Quotation” means, with respect to one or more Terminated Transactions, an offer which, when made, is capable of becoming legally binding upon acceptance (any such offer, a “Firm Offer”) which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with commercial terms that are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions) as determined by Party B acting in a commercially reasonable manner.”

(B)

The definition of “Settlement Amount” shall be deleted in its entirety and replaced with the following:

““Settlement Amount” means, with respect to any Early Termination Date:

(1) if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(2) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

(3) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and no Market Quotations have been communicated to Party B, Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.”

(C)

In determining whether or not a Firm Offer satisfies the condition in clause (4) of the definition of Market Quotation, Party B shall act in a commercially reasonable manner.

(D)

At any time on or before the Early Termination Date at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

(E)

If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

(F)

If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1).

(n)

“Termination Currency” means United States Dollars.

(o)

Additional Termination Events.  Each of the following shall be an Additional Termination Event:

(i)

Moody’s First Rating Trigger Event.  A Moody’s First Rating Trigger Event (as defined in Part 5(i)) has occurred and is continuing, and Party A fails to comply with, or perform its obligations under, the Credit Support Annex and either (A) a Moody’s Second Rating Trigger Event has not occurred or (B) a Moody’s Second Rating Trigger Event has occurred and been continuing for less than 30 Local Business Days.  For purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

(ii)

S&P First Rating Trigger Event.  An S&P First Rating Trigger Event (as defined in Part 5(i)) has occurred, and Party A has not, within the period of time prescribed, complied with Part 5(i)(iii) and  below.  For purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

(iii)

Moody’s Second Rating Trigger Event.  (A) A Moody’s Second Rating Trigger Event (as defined in Part 5(i)) has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement (as defined in Part 5(i)) has made a Firm Offer to be the transferee of a transfer to be made in accordance with Part 5(i)(iii) below and/or (ii) at least one entity with the Acceptable Ratings (as defined in Part 5(i)) has made a Firm Offer to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement. For purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

(iv)

S&P Second Rating Trigger Event.  An S&P Second Rating Trigger Event (as defined in Part 5(i)) with respect to S&P has occurred, and Party A has not, within the period of time prescribed, complied with the requirements of Part 5(i)(v) below.  For purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

(v)

[Reserved]

(vi)

Modification of Pooling and Servicing Agreement.  The Pooling and Servicing Agreement (as defined below) is modified without the prior written consent of Party A, where such consent is required under the Pooling and Servicing Agreement and such modification has a material adverse effect on Party A’s rights under this Agreement or the Pooling and Servicing Agreement.  For purposes of this Additional Termination Event, Party B shall be the sole Affected Party.

(vii)

Exercise of Purchase Option.  The trustee notifies the Certificateholders of the intent to exercise a Clean-Up Call to purchase the Home Equity Loans pursuant to the Pooling and Servicing Agreement.  The final Distribution Date specified in the Clean-Up Call is hereby designated as the Early Termination Date for this Additional Termination Event. For purposes of this Additional Termination Event, Party B shall be the sole Affected Party.

(viii)

Regulation AB.  (A) The Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (B) Party A has not, within 30 days after receipt of a Hedge Disclosure Request complied with the provisions set forth in Part 5(k)(iv) below (provided that if the significance percentage reaches 10% or 20%, as applicable, after a Hedge Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in Part 5(k)(iv) below within 10 Business Days of Party A being informed of the significance percentage reaching 10% or 20%, as applicable) or has not, thereafter, complied with the provisions set forth in Part 5(k)(v) below.  For purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

Part 2

Tax Representations.

(a)

Payer Representations  For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will not make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(b)

Payee Representations.  For the purpose of Section 3(f) of the Agreement:

(i)

Party A represents that:

(A)

Party A is a tax resident of the United Kingdom;

(B)

Party A is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person;

(C)

in respect of each Transaction Party A enters into through an office or discretionary agent in the United States or which otherwise is allocated (in whole or part) for United States federal income tax purposes to such United States trade or business, each payment received or to be received by Party A under such Transaction (or portion thereof, if applicable) will be effectively connected with its conduct of a trade or business in the United States; and

(D)

in respect of all other Transactions or portions thereof, no such payment received or to be received by Party A in connection with this Agreement is attributable to a trade or business carried on by it through a permanent establishment in the United States.

(ii)

Party B makes no Payee Tax Representations.

(c)

Definition of “Indemnifiable Tax”.  Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

(d)

No gross-up by Party B.  Section 2(d)(i)(4) shall not apply to Party B as X.

Part 3

Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a)

Tax forms, documents or certificates to be delivered are:

Party Required to Deliver Document	Form/Document/Certificate	Date by Which to be Delivered
Party A

Any form or document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.

Upon reasonable request.
Party B

Any form or document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.

(i) Concurrently with the execution and delivery of this Confirmation, and (ii) anytime when the document last delivered is incorrect or out-of-date.

(b)

Other documents to be delivered and covered by the Section 3(d) representation are:

Party required to deliver	Form/Document/or Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A and Party B

Incumbency Certificate (or, if available the current authorized signature book or equivalent authorizing documentation) specifying the names, titles, authority and specimen signatures of the persons authorized to execute the Confirmation which sets forth the specimen signatures of each signatory to the Confirmation signing on its behalf.

		Concurrently with the execution and delivery of this Agreement unless previously delivered and still in full force and effect.	Yes
Party B	The Pooling and Servicing Agreement.	Concurrently with the execution and delivery of this Agreement.	No
Party A and Party B	Legal opinion(s) with respect to such party relating to the enforceability of the party’s obligations under this Agreement.	Concurrently with the execution and delivery of this Agreement.	No

Part 4

Miscellaneous.

(a)

Addresses for Notices.  For the purposes of Section 12(a) of the Agreement:

(i) Notices or communications shall, with respect to a particular Transaction, be sent to the address, telex number or facsimile number reflected in the Confirmation of that Transaction.  In addition (or in the event the Confirmation for a Transaction does not provide relevant Addresses/information for notice), with respect to notices provided pursuant to Section 5 and 6 of this Agreement, notice shall be provided to:

Address for notices or communications to Party A:-

Address for notices or communications to Party A:-

Address:

c/o RBS Financial Markets, Level 4,
135 Bishopsgate, London, EC2M 3UR

Attention:

Swaps Administration

Telephone:

020 7085 5000

Fax:

020 7085 5050

Notices provided pursuant to Section 5 and 6 of this Agreement shall be provided to:

Address:

c/o RBS Financial Markets

Level 7, 135 Bishopsgate

London EC2M 3UR

Attention:

Head of Legal, Financial Markets

Telephone:

44 207 085 5000

Facsimile:

44 207 085 8411

With a copy to:

Address:

c/o Greenwich Capital Markets, Inc.

600 Steamboat Road

Greenwich, CT  06830

Attention:

Legal Department – Derivatives Documentation

Phone No.:

203-618-2531/32

Facsimile No.:

203-618-2533/34

Address for notices or communications to Party B:-

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Client Manager – HELT 2007-FRE1

Fax:

(410) 715-2380

Phone:

(410) 884-2000

(b)

Notice by Facsimile Transmission.

Section 12(a) of the Agreement is amended by adding in the third line thereof after the phrase “messaging system” and before the “)” the words “; provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine)”.

Section 12(a)(ii) of the Agreement is deleted in its entirety.

(c)

Process Agent.  For the purpose of Section 13(c) of the Agreement:

Party A appoints as its Process Agent: none

Party B appoints as its Process Agent: none

(d)

Offices.  With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(e)

Multibranch Party.  For the purpose of Section 10(c) of the Agreement:

Party A is a Multibranch Party.

Party B is not a Multibranch Party.

(f)

Calculation Agent.  The Calculation Agent is Party A.

(g)

Credit Support Document.  Details of any Credit Support Document for Party A and Party B:  With respect to Party A, the ISDA Credit Support Annex (New York law), dated as of the date hereof, between Party A and Party B, any Eligible Guarantee and such other collateralization agreement or credit arrangement provided for under the terms of any Confirmation and Transaction evidenced thereby, together with any document or agreement that by its terms secures or otherwise supports the parties’ obligations under a Transaction heretofore or hereafter entered into between the parties.  With respect to Party B, such credit support document is solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.

(h)

Credit Support Provider.

Credit Support Provider means in relation to Party A: Initially, none, provided however that a party providing an Eligible Guarantee, if any, shall be the Credit Support Provider in relation to Party A.

Credit Support Provider means in relation to Party B: none.

(i)

Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to conflicts of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402).

(j)

Netting of Payments.  Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(k)

Affiliates.  Party B shall be deemed to not have any Affiliates for purposes of this Transaction.

(l)

Single Agreement.  Section 1(c) of the Agreement shall be amended by the addition of the words “, the Credit Support Annex” after the words “Master Agreement”.

(m)

Local Business Day.  The definition of Local Business Day in Section 14 of this Agreement shall be amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

Part 5

Other Provisions.

(a)

Additional Representation.  Section 3(a) of the Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):

(vi)

Principal.  It is acting as principal and not as agent when entering into the Transaction.

(vii)

Non-Reliance.  It is acting for its own account and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

(viii)

Evaluation and Understanding.  It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and that Transaction.  It is also capable of assuming, and assumes, the financial and other risks of the Agreement and that Transaction.

(ix)

Status of Parties.  The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction.

(x)

Eligible Contract Participant, etc.  It is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.

(b)

Waiver of Right to Trial by Jury.  Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c)

Absence of Litigation.  In Section 3(c) of the Agreement the words “or any of its Affiliates” shall be deleted.

(d)

[Reserved]

(e)

Limitation of Liability.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Trustee, as the trustee of the Supplemental Interest Trust, in the exercise of the powers and authority conferred upon and vested in it under the Pooling and Servicing Agreement dated as of June 1, 2007, by and among Nationstar Funding LLC, as depositor (the “Depositor”), Nationstar Mortgage LLC, as seller and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and The Bank of New York, as trustee (the “Pooling and Servicing Agreement”) and pursuant to instructions set forth therein, and that the Trustee shall perform its duties and obligations hereunder in accordance with the standard of care set forth in the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Supplemental Interest Trust, and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Supplemental Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust herein; provided that nothing in this paragraph shall relieve the Trustee from performing its duties and obligations hereunder in accordance with the standard of care set forth in the Pooling and Servicing Agreement.

(f)

Proceedings.  Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates, provided that nothing herein shall preclude, or be deemed to estop Party A from taking any action in any case or proceeding voluntarily filed or commenced by or on behalf of Party B or in any involuntary case or proceeding after it has been commenced.  This provision will survive the termination of this Agreement.

(g)

Recording of Conversations.  Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it.

(h)

No Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set-off, net recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(i)

Rating Agency Downgrade.

(i)

For purposes of this Part 5(i), the following definitions apply:

An entity has “Acceptable Ratings” if (x) with respect to S&P, (1) it is a Financial Institution and its short-term unsecured and unsubordinated debt is rated at least “A-2” (or, if Party A does not have a short-term unsecured and unsubordinated debt rating from S&P, its long-term unsecured and unsubordinated debt is rated at least “BBB+”), or (2) if it is not a Financial Institution, its short-term unsecured and unsubordinated debt is rated at least “A-1” (or, if Party A does not have a short-term unsecured and unsubordinated debt rating from S&P,  its long-term unsecured and unsubordinated debt is rated at least “A+”), and (y) with respect to Moody’s, Party A’s long-term unsecured and unsubordinated debt is rated at least “A3” and Party A’s short-term unsecured and unsubordinated debt is rated at least “Prime-2” (or if Party A does not have a short-term unsecured and unsubordinated debt rating from Moody’s, its long-term unsecured and unsubordinated debt is rated at least “A3”).

“Eligible Guarantee” means an unconditional and irrevocable guarantee in respect of all of Party A’s present and future obligations under this Agreement that is provided by a guarantor with Acceptable Ratings as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to deduction or withholding for tax and such opinion has been delivered to Moody’s; (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to deduction or withholding for tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any tax) will equal the full amount Party B would have received had no such withholding been required; or (C) in the event that any payment under such guarantee is made net of deduction or withholding for tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

“Eligible Replacement” means an entity (A) with the Acceptable Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee.

“Financial Institution” means a bank, broker-dealer, insurance company, structured investment vehicle (SIV) or derivative product company (DPC).

“Moody’s” means Moody’s Investors Service, Inc.

“Moody’s First Rating Trigger Event” means a circumstance in which no Relevant Entity has the Moody’s First Trigger Required Ratings.

An entity has the “Moody’s First Trigger Required Ratings” if (a) its long-term unsecured and unsubordinated debt is rated at least “A2” by Moody’s and its short-term unsecured and unsubordinated debt is rated at least “Prime-1” by Moody’s, or (b) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, its long-term unsecured and unsubordinated debt is rated at least “A1” by Moody’s.

“Moody’s Second Rating Trigger Event” means a circumstance in which no Relevant Entity has the Moody’s Second Trigger Required Ratings.

An entity has the “Moody’s Second Trigger Required Ratings” if (a) its long-term unsecured and unsubordinated debt is rated at least “A3” by Moody’s and its short-term unsecured and unsubordinated debt is rated at least “Prime-2” by Moody’s, or (b) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, its long-term unsecured and unsubordinated debt is rated at least “A3”.

“Rating Agency” means S&P or Moody’s.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act must consult with each of the Rating Agencies then providing a rating of the Certificates and receive from each such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

“Relevant Entity” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

“S&P” means Standard and Poor’s, a Division of McGraw-Hill Companies, Inc.

“S&P First Rating Trigger Event” means a circumstance in which no Relevant Entity has the S&P First Trigger Required Ratings.

An entity has the “S&P First Trigger Required Ratings” if it is a Financial Institution and its short-term unsecured and unsubordinated debt is rated at least “A-1” by S&P (or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, its long-term unsecured and unsubordinated debt is rated at least “A+” by S&P.

“S&P Second Rating Trigger Event” means a circumstance in which no Relevant Entity has the S&P Second Trigger Required Ratings.

An entity has the “S&P Second Trigger Required Ratings” if (a) such entity is a Financial Institution and its short-term unsecured and unsubordinated debt is rated at least “A-2” by S&P (or, if such entity A does not have a short-term unsecured and unsubordinated debt rating from S&P, its long-term unsecured and unsubordinated debt is rated at least “BBB+”), (b) such entity is not a Financial Institution and its short-term unsecured and unsubordinated debt is rated at least “A-1” (or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P,  its long-term unsecured and unsubordinated debt is rated at least “A+”).

(ii)

If a Moody’s First Rating Trigger Event occurs, then (unless, within 30 days of such Moody’s First Rating Trigger Event, Moody’s has reconfirmed its rating of the Certificates which was in effect immediately prior to such Moody’s First Rating Trigger Event) Party A shall, within 30 days of such First Rating Trigger Event, at its own expense, (A) obtain an Eligible Guarantee, (B) transfer all or substantially all of its rights and obligations with respect to this Agreement in accordance with Part 5(j)(ii) below, or (C) post collateral in accordance with the Credit Support Annex to this Agreement.

(iii)

If an S&P First Rating Trigger Event occurs, then (unless, within 10 Local Business Days of such S&P First Rating Trigger Event, S&P has reconfirmed its rating of the Certificates which was in effect immediately prior to such S&P First Rating Trigger Event) Party A shall, at its own expense, within 10 Local Business Days of such S&P First Rating Trigger Event (A) obtain an Eligible Guarantee, subject to the Rating Agency Condition with respect to S&P only, (B) transfer all or substantially all of its rights and obligations with respect to this Agreement to an Eligible Replacement (provided that Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A’s rights and obligations under this Agreement), subject to the Rating Agency Condition with respect to S&P only or (C) post collateral in accordance with the Credit Support Annex to this Agreement.

(iv)

If a Moody’s Second Rating Trigger Event occurs, then Party A will, at its own cost, use commercially reasonable efforts to, as soon as reasonably practicable, procure either (A) an Eligible Guarantee or (B) a transfer in accordance with Part 5(j)(ii) below.

(v)

If an S&P Second Rating Trigger Event occurs, then, within 10 Business Days of such S&P Second Rating Trigger Event, Party A will at its own cost use commercially reasonable efforts to, as soon as reasonably practicable, either (A) obtain an Eligible Guarantee, subject to the Rating Agency Condition with respect to S&P only, or (B) transfer all or substantially all of its rights and obligations with respect to this Agreement to an Eligible Replacement, subject to the Rating Agency Condition with respect to S&P only.

(j)

Transfers.

(i)

Section 7 is hereby amended to read in its entirety as follows:

“Subject to Section 6(b)(ii) of this Agreement and Part 5(i), (j) and (k) of the Schedule, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party and (b) satisfaction of the Rating Agency Condition with respect to S&P.”

(ii)

If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.

“Permitted Transfer” means a transfer by novation by Party A to a transferee (the “Transferee”) of all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (a) such transfer will have the effect of preserving for Party B the economic equivalent of all payment and delivery obligations (whether absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement immediately before such transfer, (b) such transfer will be, in all material respects, no less beneficial for Party B than the terms of this Agreement immediately before such transfer, as determined by Party B, (c) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps and caps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B), (d) as of the date of such transfer neither Party B nor the Transferee would be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4), (e) an Event of Default or Termination Event would not occur as a result of such transfer, (f) pursuant to a written instrument (the “Transfer Agreement”), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction, (g) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A’s rights and obligations under the Agreement and all relevant Transactions; (h) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (i) either (A) Moody’s has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P or (B) each Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty, notice information and account details; and (j) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

(k)

Compliance with Regulation AB

(i)

Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB (“Regulation AB”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Depositor is required under Regulation AB, to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii)

Subject to the provisions of clause (iii) below, and so long as there are reporting obligations with respect to this Transaction under Regulation AB, if the Depositor determines, reasonably and in good faith, that the aggregate significance percentage of this Agreement has increased to nine (9) percent, then the Depositor may request from Party A (such request, a “Hedge Disclosure Request”) on a Business Day after the date of such determination the same information set forth in Item 1115(b) of Regulation AB (such requested information, subject to the last sentence of this paragraph, the “Hedge Financial Disclosure”) that would have been required if the significance percentage had in fact increased to ten (10) percent.  Party B, the Depositor or any of its agents shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor’s determination that led to the Hedge Disclosure Request.  The parties hereto further agree that the Hedge Financial Disclosure provided to meet the Hedge Disclosure Request may be, solely at Party A’s option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

(iii)

So long as there are reporting obligations with respect to this Transaction under Regulation AB, if the Depositor determines, reasonably and in good faith, that the aggregate significance percentage of this Agreement has increased to nineteen (19) percent, then the Depositor may make a Hedge Disclosure Request to Party A on a Business Day after the date of such determination for Hedge Financial Disclosure that would have been required if the significance percentage had in fact increased to twenty (20) percent (and, accordingly, consists of the information set forth in Item 1115(b)(2) of Regulation AB).  Party B, the Depositor or any of its agents shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor’s determination that led to the Hedge Disclosure Request.

(iv)

Upon the occurrence of a Hedge Disclosure Request, Party A, at its own expense, shall (a) provide the Depositor with the Hedge Financial Disclosure, (b) subject to Rating Agency Condition, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to provide the Hedge Financial Disclosure or (c) subject to Rating Agency Condition, obtain a guaranty of Party A’s obligations under this Agreement from an affiliate of Party A that is able to provide the Hedge Financial Disclosure, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Hedge Financial Disclosure.  If permitted by Regulation AB, any required Hedge Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the 1934 Act.

(v)

Party A agrees that, if it responds to a Hedge Disclosure Request by providing Hedge Financial Disclosure, then, for so long as the Depositor has reporting obligations under the 1934 Act with respect to this Transaction, it will provide any updates to Hedge Financial Disclosure within 5 Business Days following the availability thereof.  If permitted by Regulation AB, any such update may be provided by incorporation by reference from reports filed pursuant to the 1934 Act.

(l)

Amendment.  Notwithstanding any provision to the contrary in this Agreement, no amendment, modification, or waiver of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and S&P confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of the Certificates.

(m)

Moody’s Notifications.  Notwithstanding any other provision of this agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made unless Moody’s has been given prior written notice of such amendment, designation or transfer.

(n)

Severability.  If any term, provision, covenant, or condition of the Agreement, or the application thereof to any other party or circumstance, shall be held invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the Agreement has been executed with the invalid or unenforceable provision portion eliminated, so long as the Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of the Agreement and the deletion of such portion of the Agreement will not substantially impair the respective benefits or expectations of the parties.  The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or conditions with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(o)

Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(p)

USA PATRIOT Act Notice.  Party A hereby notifies Party B that pursuant to the requirements of the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

(q)

Agency Role of Greenwich Capital Markets, Inc.  In connection with this Agreement, Greenwich Capital Markets, Inc. has acted as agent on behalf of Party A. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Agreement.

(r)

Non-Recourse. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Assets and the proceeds thereof, in accordance with the terms of the Pooling and Servicing Agreement.  In the event that the Assets and the proceeds thereof applied in accordance with the priority of payments specified in the Pooling and Servicing Agreement, should be insufficient to satisfy all claims outstanding and following the realization of the Assets and the proceeds thereof, any claims against or obligations of Party B under this Agreement still outstanding shall be extinguished and thereafter not revive.  This provision shall survive the termination of this Agreement.

(s)

Third Party Beneficiary. The Depositor shall be an express third party beneficiary of this Agreement with respect to Party A’s undertakings under Part 5(k) only.

(t)

Defined Terms.  Terms capitalized but not defined herein or in the Definitions incorporated herein shall have the respective meanings attributed to them in the Pooling and Servicing Agreement.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, Party A and Party B have caused this Schedule to be duly executed as its act and deed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC By: Greenwich Capital Markets, Inc., As Its Agent	Wells Fargo Bank, N.A., not individually, but solely as the trustee with respect to the Supplemental Interest Trust for Home Equity Loan Trust 2007-FRE1

By /s/ David E. Wagner Name: David E. Wagner Title: Managing Director	By /s/ Darron C. Woodus Name: Darron C. Woodus Title: Assistant Vice President